UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

November 17, 2024	0-7928
Date of Report (Date of earliest event reported)	Commission File Number

(Exact name of registrant as specified in its charter)

Delaware	11-2139466
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

305 N 54th Street Chandler, Arizona 85226
(Address of Principal Executive Offices) (Zip Code)

(480) 333-2200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.10 per share	CMTL	NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Cooperation Agreement with Investor Group

On November 17, 2024, Comtech Telecommunications Corp. (the “Company”) entered into a cooperation agreement (the “Cooperation Agreement”) with Fred Kornberg, Michael Porcelain and Oleg Timoshenko (collectively the “Investor Group,” and each individual, a “member” of such group). Pursuant to the Cooperation Agreement, the Company’s Board of Directors (the “Board”) appointed Michael J. Hildebrandt to serve on the Board and agreed to nominate, support and recommend Mr. Hildebrandt for election at the Company’s Fiscal 2024 Annual Meeting of Stockholders (the “2024 Annual Meeting”). Mr. Hildebrandt will join the Audit Committee and Nominating and Governance Committee. The Company agreed not to renominate two incumbent directors for election at the 2024 Annual Meeting. The Investor Group has withdrawn its nomination of candidates for election to the Board at the 2024 Annual Meeting and has agreed to support the Company’s slate of directors for election at the annual meeting.

Pursuant to the Cooperation Agreement, the Company and the Investor Group will cooperate to identify an additional candidate to be appointed to the Board at a later date as an independent director (such director, together with Mr. Hildebrandt, the “New Directors”). Michael Porcelain will have the ability to recommend a replacement director in the event that a New Director ceases to serve as a director during the term of the Cooperation Agreement, subject to certain minimum shareholding conditions for the Investor Group.

The Cooperation Agreement further provides, among other things, that until its termination date (as described below), (i) each member of the Investor Group will be subject to customary standstill restrictions, including, among others, with respect to proxy solicitations, stockholder proposals and extraordinary transactions; (ii) each member of the Investor Group will vote all shares of common stock of the Company beneficially owned by such member in accordance with the Board’s recommendations with respect to all proposals submitted to stockholders at each annual or special meeting or consent solicitation of stockholders of the Company, subject to certain exceptions; (iii) each party will not disparage the other party; (iv) the Company will reimburse the Investor Group for its documented out-of-pocket fees and expenses, subject to certain limitations, incurred in connection with the Cooperation Agreement, the Investor Group’s nomination of candidates to the Board and related matters in an amount not to exceed $350,000; and (v) the Company and members of the Investor Group will release each other from claims in connection with the Investor Group’s campaign.

The Cooperation Agreement will remain in effect until the termination date, which is 30 days prior to the deadline under the Company’s by-laws for stockholders to nominate directors for election to the Board at the Fiscal 2025 Annual Meeting of Stockholders (the “2025 Annual Meeting”). However, the termination date of the Cooperation Agreement will instead be 30 days before the nomination deadline for the Fiscal 2026 Annual Meeting of Stockholders if the Company irrevocably offers to renominate the New Directors for election at the 2025 Annual Meeting. Additionally, Mr. Porcelain will be entitled to engage in discussions with the Company periodically and to provide advice or recommendations. The Company will have no obligation to accept Mr. Porcelain’s recommendations.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Cooperation Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Director

Effective November 18, 2024, the Board appointed Michael J. Hildebrandt to serve as an independent director and as a member of the Audit Committee and Nominating and Governance Committee.

Mr. Hildebrandt, 52, currently serves as a Senior Investment Professional at Freshford Capital, an advisory firm providing investment advice and management services to clients, since February 2011. At Freshford Capital, Mr. Hildebrandt invests in various industry verticals, including government and construction services, energy, space and satellite, telecom, media and special situations. Prior to joining Freshford Capital, Mr. Hildebrandt held senior investment roles at Silver Capital Management LLC, a multi-strategy investment fund, and GAMCO Investors, Inc., a global investment management company, where he focused on public and private equity initiatives. Earlier in his career, he served as a Private Equity Associate at Aurora Capital and as an Investment Banking Analyst at Salomon Brothers, specializing in mergers and acquisitions within the industrial sector. Mr. Hildebrandt holds a BS from Wake Forest University and an MBA from The Wharton School, where he double majored in finance and accounting.

Except for the arrangements disclosed herein, there are no arrangements or understandings between Mr. Hildebrandt and any other persons pursuant to which Mr. Hildebrandt was selected as a director, and there are no transactions in which Mr. Hildebrandt has an interest which requires disclosure under Item 404(a) of Regulation S-K. Mr. Hildebrandt will receive compensation for service on the Board in accordance with the standard compensatory arrangement described in the Company’s proxy statement filed on November 16, 2023 for non-employee directors. In connection with his appointment, Mr. Hildebrandt and the Company will enter into an Indemnification Agreement in the same form as the Form of Indemnification Agreement which was previously filed as Exhibit 10.1 to the Company’s Form 8-K filed on March 8, 2007.

The disclosure set forth in Item 1.01 above is hereby incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

A copy of the press release issued by the Company on November 18, 2024 announcing the execution of the Cooperation Agreement and the appointment of Mr. Hildebrandt to the Board is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
10.1	Cooperation Agreement, dated November 17, 2024, by and among Comtech Telecommunications Corp. and Michael Porcelain, Fred Kornberg and Oleg Timoshenko.
99.1	Press Release, dated November 18, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Comtech Telecommunications Corp. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMTECH TELECOMMUNICATIONS CORP.
Dated:	November 18, 2024
By:	/s/ Michael A. Bondi
	Name:	Michael A. Bondi
	Title:	Chief Financial Officer